UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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ON Semiconductor Corporation

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Your Vote Counts! ON SEMICONDUCTOR CORPORATION 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET ON SEMICONDUCTOR CORPORATION 5005 EAST MCDOWELL ROAD PHOENIX, AZ 85008 ATTN: LAW DEPARTMENT M/D A700 D40676-P47829 You invested in ON SEMICONDUCTOR CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 20, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. These materials contain important information. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and May 20, 2021 8:00 a.m. local time vote without entering a control number ON Semiconductor Corporation Principal Office 5005 East McDowell Road Phoenix, Arizona 85008 *You may obtain directions to be able to attend the Annual Meeting and vote in person by visiting ON Semiconductor’s website at www.onsemi.com. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect ten directors, each for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2022 or until his or her successor has been duly elected and qualified, or until the earlier time of his or her death, resignation or removal. Nominees: 1a. Atsushi Abe For 1b. Alan Campbell For 1c. Susan K. Carter For 1d. Thomas L. Deitrich For 1e. Gilles Delfassy For 1f. Hassane S. El-Khoury For 1g. Bruce E. Kiddoo For 1h. Paul A. Mascarenas For 1i. Gregory L. Waters For 1j. Christine Y. Yan For 2. Advisory (non-binding) resolution to approve the compensation of our named executive officers. For 3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. For 4. Approval of an amendment to the ON Semiconductor Corporation 2000 Employee Stock Purchase Plan. For 5. Approval of amendments to the ON Semiconductor Corporation Amended and Restated Stock Incentive Plan. For NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery.” D40677-P47829